UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule
14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Pro xy Sta tement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
JAGUAR HEALTH, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

200 Pine Street, Suite 400, San Francisco, CA 94104

Tel: 415.371.8300 ● Fax: 415.371.8311

https://jaguar.health

November 10, 2025

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Jaguar Health, Inc. (the “Company”) to be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Monday, December 8, 2025, at 8:30 a.m., local time.

At the Special Meeting you will be asked to: (i) approve, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance of shares of our Common Stock issuable upon exchange and/or redemption of shares of Series N Perpetual Preferred Stock, par value $0.0001 per share (the “Series N Preferred Stock”) issued to certain accredited investors; (ii) approve, for purposes of Nasdaq Rule 5635(d), the issuance of shares of our Common Stock (the “New PIPE Shares”) and a pre-funded warrant to purchase shares of Common Stock (the “Pre-Funded PIPE Warrant” and, together with the New PIPE Shares and shares of Common Stock underlying the Pre-Funded PIPE Warrant, the “New PIPE Securities”) issued by the Company pursuant to that certain securities purchase agreement, dated September 28, 2025, between the Company and the purchaser named therein (the “New PIPE Purchase Agreement”); and (iii) approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve proposals (i) and (ii).

It is important that your shares be represented and voted whether or not you plan to attend the Special Meeting in person. You may submit a proxy to have your shares voted on the Internet, by telephone or by completing and mailing a proxy card or voting instruction form. Submission of proxies over the Internet, by telephone or by mail will ensure your shares are represented at the Special Meeting. If you do attend the Special Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.

Sincerely,

Lisa A. Conte
Chief Executive Officer & President

JAGUAR HEALTH, INC.

200 Pine Street

Suite 400

San Francisco, CA 94104

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held December 8, 2025

NOTICE HEREBY IS GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of Jaguar Health, Inc. (the “Company”) will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Monday, December 8, 2025, at 8:30 a.m., local time, for the following purposes:

1. Approving, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock issuable upon exchange of shares of our Series N Perpetual Preferred Stock, par value $0.0001 per share (the “Series N Preferred Stock”) issued to certain accredited investors (Proposal 1);

2. Approving, for purposes of Nasdaq Rule 5635(d), the issuance of shares of our Common Stock (the “New PIPE Shares”) and a pre-funded warrant to purchase shares of Common Stock (the “Pre-Funded PIPE Warrant” and, together with the PIPE Shares and shares of Common Stock underlying the Pre-Funded PIPE Warrant, the “New PIPE Securities”) issued by the Company pursuant to that certain securities purchase agreement, dated September 28, 2025, between the Company and the purchaser named therein (the “New PIPE Purchase Agreement”) (Proposal 2); and

3. Approving a proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1 and 2 (Proposal 3).

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on October 31, 2025 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors.

Lisa A. Conte
Chief Executive Officer & President

San Francisco, California

November 10, 2025

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on October 31, 2025 are entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof. If you have questions concerning the proposals in the Proxy Statement, would like additional copies of the Proxy Statement or need help in voting your shares of Common Stock, please contact our proxy solicitor Georgeson LLC at 866-821-0284.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on

Monday, December 8, 2025. The proxy materials are available at

https://jaguarhealth.gcs-web.com/financial-information/annual-reports

PLEASE CAREFULLY READ THE PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO SUBMIT PROXIES TO HAVE YOUR SHARES VOTED ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. IF YOU SUBMITTED A PROXY BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD OR VOTING INSTRUCTION FORM BY MAIL. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE (AS DESCRIBED BELOW).

JAGUAR HEALTH, INC.

200 Pine Street

Suite 400

San Francisco, CA 94104

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

To Be Held December 8, 2025

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by our board of directors to be voted at a Special Meeting of Stockholders (the “Special Meeting”) and at any adjournment or postponement thereof. The Special Meeting will be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Monday, December 8, 2025, at 8:30 a.m., local time.

When used in this Proxy Statement, the terms the “Company,” “we,” “us,” “our” and “Jaguar” refer to Jaguar Health, Inc.

The Securities and Exchange Commission (“SEC”) rules require us to deliver our proxy materials by mail to all of our stockholders of record as of October 31, 2025 (the “Record Date”) entitled to vote at the Special Meeting. Our proxy materials include the Notice of Special Meeting of Stockholders, this Proxy Statement and the form of proxy card or voting instruction form, and we will mail these proxy materials to stockholders entitled to vote at the meeting on or about November 19, 2025. Pursuant to rules adopted by the SEC, the Company is also providing access to its proxy materials over the Internet. All stockholders will have the ability to access the proxy materials at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.

The date on which the Notice of Special Meeting of Stockholders, this Proxy Statement, and the form of proxy card or voting instruction form are first being sent or given to stockholders is on or about November 19, 2025.

GENERAL INFORMATION ABOUT VOTING

Record Date

As of October 31, 2025, the record date for the Special Meeting (the “Record Date”), 3,735,835 shares of our voting common stock, par value $0.0001 per share (the “Common Stock”), 121.3822 shares of Series L Perpetual Preferred Stock, par value of $0.0001 per share (the “Series L Preferred Stock”), 260 shares of Series M Perpetual Preferred Stock, par value of $0.0001 per share (the “Series M Preferred Stock”), and 950.8 shares of Series N Perpetual Preferred Stock, par value of $0.0001 per share (the “Series N Preferred Stock”) were issued and outstanding. Only holders of record of our Common Stock, Series L Preferred Stock, Series M Preferred Stock and Series N Preferred Stock as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof, subject to the applicable voting caps and other restrictions on voting described in this Proxy Statement. A list of such holders will be open to the examination of any stockholder for any purpose germane to the meeting at Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104 for a period of ten (10) days prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting. In addition, as of October 31, 2025, there were zero shares of our non-voting common stock outstanding.

The use of the capitalized term “Common Stock” in this Proxy Statement and related materials refers only to the Company’s voting common stock and does not include the Company’s convertible non-voting common stock.

Voting, Quorum and Revocability of Proxies

Each share of Common Stock entitles the holder of record thereof to one vote.

Each share of Series L Preferred Stock entitles the holder of record thereof to 3,787 votes (on an as converted to Common Stock basis, as provided in the Certificate of Designation of Preferences, Rights and Limitations of Series L Perpetual Preferred Stock (the “Certificate of Designation of Series L Preferred Stock”)); provided, that, any holder of Series L Preferred Stock is not entitled to vote, on an as-converted basis and in the aggregate with respect to any shares of Common Stock and preferred stock of the Company beneficially owned by such holder and any Affiliates or Attribution Parties (as such terms are defined in the Certificate of Designation of Series L Preferred Stock) of such holder, more than 9.99% of the Company’s outstanding shares of Common Stock as of the applicable record date (the “9.99% Voting Cap”).

Each share of Series M Preferred Stock entitles the holder of record thereof to 10,000 votes (on an as converted to Common Stock basis, as provided in the Certificate of Designation of Preferences, Rights and Limitations of Series M Perpetual Preferred Stock (the “Certificate of Designation of Series M Preferred Stock”)); provided, that, any holder of Series M Preferred Stock is not entitled to vote, on an as-converted basis and in the aggregate with respect to any shares of Common Stock and preferred stock of the Company beneficially owned by such holder and any Affiliates or Attribution Parties (as such terms are defined in the Certificate of Designation of Series M Preferred Stock) of such holder, more than the 9.99% Voting Cap.

Each share of Series N Preferred Stock entitles the holder of record thereof to 1,428 votes (on an as converted to Common Stock basis, as provided in the Certificate of Designation of Preferences, Rights and Limitations of Series N Perpetual Preferred Stock (the “Certificate of Designation of Series N Preferred Stock”)); provided, that, any holder of Series N Preferred Stock is not entitled to vote, on an as-converted basis and in the aggregate with respect to any shares of Common Stock and preferred stock of the Company beneficially owned by such holder and any Affiliates or Attribution Parties (as such terms are defined in the Certificate of Designation of Series N Preferred Stock) of such holder, more than 19.99% of the Company’s outstanding shares of Common Stock as of the applicable record date (the “19.99% Voting Cap”).

No other securities are entitled to be voted at the Special Meeting. Each stockholder holding any of the Common Stock, Series L Preferred Stock, Series M Preferred Stock or Series N Preferred Stock may vote in person or by proxy. Holders of record of shares of Common Stock, Series L Preferred Stock, Series M Preferred Stock and Series N Preferred Stock have the right to vote on all matters brought before the Special Meeting and any adjournment or postponement thereof (except as otherwise described below), and will vote on Proposals 1, 2 and 3 together as a single class.

Stockholders have no right to cumulative voting as to any matter. The presence, in person or represented by proxy, of holders of one third (1/3) of the voting power of the shares of Common Stock, Series L Preferred Stock, Series M Preferred Stock and Series N Preferred Stock (each such preferred stock on an as converted to Common Stock basis but subject to the 9.99% Voting Cap or 19.99% Voting Cap, as applicable) outstanding on the Record Date and entitled to vote at the Special Meeting will constitute a quorum for purposes of voting at the Special Meeting. Properly executed proxies marked “ABSTAIN,” as well as broker non-votes, will be counted as “present” for purposes of determining the existence of a quorum. If a quorum should not be present, either the chairperson of the meeting or a majority in voting power of the stockholders present in person or by proxy and entitled to vote on the adjournment may adjourn such meeting from time to time until a quorum is obtained.

Our board of directors is soliciting proxies for use in connection with the Special Meeting and any postponement or adjournment thereof. If you submit your proxy via the Internet or by telephone or execute and return the proxy card or voting instruction form accompanying this Proxy Statement, your shares will be voted as you direct on all matters properly coming before the Special Meeting for a vote. For Proposals 1, 2 and 3, you may vote “FOR” or “AGAINST” or you may vote “ABSTAIN.”

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to the Company or to vote your shares in person at the Special Meeting. If you hold your shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a signed proxy from your bank, broker or other financial intermediary, as the record holder, giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Special Meeting in person provided that you present proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, along with a form of photo identification.

Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy as described in the proxy card or voting instruction form, so that your vote will be counted if you later decide not to attend the Special Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Special Meeting if you desire to do so, as your proxy is revocable at your option.

You may revoke your proxy by (a) delivering to the Secretary of the Company at or before the Special Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy and delivering it to the Secretary of the Company at or before the Special Meeting, or (c) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Special Meeting to: Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, CA 94104, Attention: Jonathan S. Wolin. Beneficial owners of our Common Stock, Series L Preferred Stock, Series M Preferred Stock and Series N Preferred Stock who are not holders of record and wish to change their voting direction should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to make that change.

The shares represented by all valid proxies received will be voted in the manner specified. Where specific choices are not indicated on a proxy validly executed and delivered by a stockholder entitled to vote at the Special Meeting, the shares represented by such proxy will be voted: (i) “FOR” Proposal 1, which is the approval, for purposes of Nasdaq Listing Rule 5635(d), of the issuance of shares of our Common Stock issuable upon exchange of shares of Series N Preferred Stock issued to certain accredited investors; (ii) “FOR” Proposal 2, which is the approval, for purposes of Nasdaq Rule 5635(d), the issuance of the New PIPE Shares and the Pre-Funded PIPE Warrant (together with the PIPE Shares and shares of Common Stock underlying the Pre-Funded PIPE Warrant, the “New PIPE Securities”) issued by the Company pursuant to the New PIPE Purchase Agreement; and (iii) “FOR” Proposal 3, which is the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1 and 2.

We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. We have retained Georgeson LLC to solicit proxies for a base fee of $7,500 plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitation by use of the mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock, Series L Preferred Stock, Series M Preferred Stock and Series N Preferred Stock.

Broker Voting

Brokers holding shares of record in “street name” for a client have the discretionary authority to vote on some matters (routine matters) if they do not receive instructions from the client regarding how the client wants the shares voted at least 10 days before the date of the meeting; provided the proxy materials are transmitted to the client at least 15 days before the meeting. There are also some matters with respect to which brokers do not have discretionary authority to vote (non-routine matters) if they do not receive timely instructions from the client. When a broker does not have discretion to vote on a particular matter and the client has not given timely instructions on how the broker should vote, a broker non-vote results. Any broker non-vote will be counted as present at the Special Meeting for purposes of determining a quorum, but will be treated as not entitled to vote with respect to non-routine matters.

All of the three proposals – the proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock issuable upon exchange of shares of Series N Preferred Stock issued to certain accredited investors (Proposal 1), the proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of the New PIPE Shares and the Pre-Funded PIPE Warrant (together with the New PIPE Shares and shares of Common Stock underlying the Pre-Funded PIPE Warrant, the “New PIPE Securities”) issued by the Company pursuant to the New PIPE Purchase Agreement (Proposal 2), and the proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1 and 2 (Proposal 3) – are considered not “routine” matters and brokers do not have discretionary authority to vote on behalf of beneficial owners on such matters.

Required Vote

Proposal 1 - Issuance, for purposes of Nasdaq Listing Rule 5635(d), of Shares of Common Stock Issuable upon Exchange of Shares of Series N Preferred Stock Issued to Certain Accredited Investors

With respect to the proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock issuable upon exchange of shares of Series N Preferred Stock issued to certain accredited investors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 1 is governed by Delaware law, the Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 1.

Pursuant to Nasdaq Rules, the shares of Series N Preferred Stock will not be eligible to vote for Proposal 1 (either on an as-converted into Common Stock basis or otherwise).

Proposal 2 - Issuance, for purposes of Nasdaq Listing Rule 5635(d), of the New PIPE Shares and the Pre-Funded PIPE Warrant (Together with the PIPE Shares and Shares of Common Stock Underlying the Pre-Funded PIPE Warrant, the “New PIPE Securities”) Issued by the Company Pursuant to the New PIPE Purchase Agreement

With respect to the proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of the New PIPE Shares and the Pre-Funded PIPE Warrant (together with the New PIPE Shares and shares of Common Stock underlying the Pre-Funded PIPE Warrant, the “New PIPE Securities”) issued by the Company pursuant to the New PIPE Purchase Agreement, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 2 is governed by Delaware law, Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.

Proposal 3 - Adjournment

With respect to the proposal to approve one or more adjournments the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposals 1 and 2, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 3 is governed by Delaware law, our COI and our Bylaws and is the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock, Series L Preferred Stock, Series M Preferred Stock and Series N Preferred Stock (each such preferred stock on an as converted to Common Stock basis but subject to the 9.99% Voting Cap and 19.99% Voting Cap, as applicable) present in person or represented by proxy at the Special Meeting and entitled to vote thereon, provided a quorum is present. As a result, abstentions and broker non-votes will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 3.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of Common Stock, Series L Preferred Stock, Series M Preferred Stock or Series N Preferred Stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The statements in this Proxy Statement that are not historical statements, including statements regarding future capital-raising activities and expected use of proceeds therefrom, our estimates regarding expenses, future revenues, capital requirements, needs for additional financing, our ability to obtain additional financing, our success with regard to any business development initiatives, our ability to recruit or retain key scientific or management personnel or to retain our executive officers, our stock price and ability to meet the continued listing requirements of The Nasdaq Capital Market, and any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results expressed or implied by the statements. We describe risks and uncertainties that could cause actual results and events to differ materially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”), which was filed on March 31, 2025, as amended on April 15, 2025, and as revised or supplemented by our most recent Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025, which was filed on August 14, 2025.

Any forward-looking statements should be considered in light of such important factors. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made.

All subsequent written and oral forward-looking statements concerning the matters addressed in this Proxy Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock, Series L Preferred Stock, Series M Preferred Stock and Series N Preferred Stock as of October 31, 2025 for:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock, Series L Preferred Stock, Series M Preferred Stock and Series N Preferred Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all directors and named executive officers as a group.

Information with respect to beneficial ownership has been furnished by each director, executive officer or beneficial owner of more than 5% of our Common Stock, Series L Preferred Stock, Series M Preferred Stock and Series N Preferred Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock, Series L Preferred Stock, Series M Preferred Stock and Series N Preferred Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options, warrants or convertible securities held by such persons that are currently exercisable or convertible within 60 days of October 31, 2025, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage of beneficial ownership of Common Stock is based on 3,735,835 shares of Common Stock outstanding as of October 31, 2025. Percentage beneficial ownership of Series L Preferred Stock is based on 121.3822 shares of Series L Preferred Stock outstanding as of October 31, 2025. Percentage beneficial ownership of Series M Preferred Stock is based on 260 shares of Series M Preferred Stock outstanding as of October 31, 2025. Percentage beneficial ownership of Series N Preferred Stock is based on 950.8 shares of Series N Preferred Stock outstanding as of October 31, 2025.

Except as otherwise set forth below, the address of each beneficial owner listed in the table below is c/o Jaguar Health, Inc., 200 Pine Street, Suite 400, San Francisco, California 94104.

Name and Address of Beneficial Owner	Common Stock		Series L Preferred Stock		Series M Preferred Stock		Series N Preferred Stock
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Streeterville Capital LLC(1)	—	—	99.3822	81.88%	90	34.62%	100.8	10.60%
Iliad Research and Trading, L.P.(2)	—	—	22	18.12%	170	65.38%	—	—
CVI Investments, Inc.(3)	147,000	3.93%	—	—	—	—	—	—
Lincoln Alternative Strategies LLC(4)	710,437	18.47%	—	—	—	—	—	—
Brown Stone Capital Limited(5)	641,025	15.21%	—	—	—	—	—	—
Martin Dunn(6)	227,363	5.75%	—	—	—	—	200	21.03%
Jon D and Linda W Gruber Trust(7)	119,924	3.15%	—	—	—	—	100	10.52%

Name and Address of Beneficial Owner	Common Stock		Series L Preferred Stock		Series M Preferred Stock		Series N Preferred Stock
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
WBW Trust Number One(8)	299,490	7.57%	—	—	—	—	140	14.72%
EJM 2012 Trust(9)	62,578	1.65%	—	—	—	—	80	8.41%
Joshua Mailman(10)	64,636	1.70%	—	—	—	—	80	8.41%
Joshua Mailman Foundation(11)	63,769	1.68%	—	—	—	—	80	8.41%
Roy and Ruth Rogers Unitrust(12)	55,216	1.46%	—	—	—	—	20	2.10%
Roy L Rogers 2020 Dynasty Trust(13)	110,434	2.87%	—	—	—	—	30	3.16%
Roy L Rogers Survivor’s Trust(14)	128,839	3.33%	—	—	—	—	40	4.21%
Named executive officers and directors:
Lisa A. Conte(15)	39,217	1.04%	—	—	—	—	—	—
Pravin Chaturvedi, Ph.D.(16)	15,484	*	—	—	—	—	—	—
Steven R. King, Ph.D(17)	15,454	*	—	—	—	—	—	—
Jonathan S. Wolin(18)	37,487	*	—	—	—	—	—	—
Carol Lizak(19)	6,083	*	—	—	—	—	—	—
James J. Bochnowski(20)	110,015	2.89%	—	—	—	—	—	—
Jonathan B. Siegel(21)	37,783	1.00%	—	—	—	—	—	—
John Micek III(22)	37,783	1.00%	—	—	—	—	—	—
Anula Jayasuriya(23)	840	*	—	—	—	—	—	—
All current executive officers and directors as a group (9 persons)(24)	301,192	7.46%	—	—	—	—	—	—

*	Less than 1%
(1)	The address for the reporting person is 303 E Wacker Drive, Suite 1040 Chicago, IL 60601. John M. Fife has voting and dispositive power over shares held by Streeterville Capital LLC.
(2)	The address for the reporting person is 303 E Wacker Drive, Suite 1040 Chicago, IL 60601. John M. Fife has voting and dispositive power over shares held by Iliad Research and Trading, L.P.
(3)

As reported on Schedule 13G/A filed on August 14, 2025 by the reporting person. Heights Capital Management, Inc. is the investment manager to CVI Investments, Inc. and as such may exercise voting and dispositive power over the shares reported as beneficially owned by CVI Investments, Inc. The address of Heights Capital Management, Inc. is 101 California Street, Suite 3250, San Francisco, California 94111.

(4)

Represents (i) 600,000 shares of Common Stock held by Lincoln Alternative Strategies, LLC (“LAS”) as reported on Schedule 13G filed by LAS on August 29, 2025, (ii) 27,101 shares of Common Stock issuable upon exercise of a Common Stock warrant held by LAS, exercisable at an exercise price of $5.41 per share, (iii) 28,351 shares of Common Stock issuable upon conversion of a convertible promissory note held by LAS, convertible at a conversion price of $5.535 per share, and (iv) 54,985 shares of Common Stock issuable upon exercise of a Common Stock warrant held by LAS, exercisable at an exercise price of $2.70 per share. The warrants and the convertible promissory note provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively. The address of the reporting person is 404 Washington Ave., Suite 650, Miami Beach, FL 33139.

(5)

Represents (i) 161,583 shares of Common Stock held by Brown Stone Capital Limited (“Brown Stone”), and (ii) up to 479,442 shares of Common Stock issuable upon exercise a pre-funded warrant held by Brown Stone, exercisable at an exercise price of $0.0001 per share. The pre-funded warrant provides for limitations on exercise such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise, which beneficial ownership limitation may, subject to the terms of the Pre-Funded Warrant, be increased up to 19.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise. Brown Stone is controlled by its President, Nima Montazeri. Its principal place of business is Rear No. 2 Glenthorne Road, London, United Kingdom, N11 3HT.
(6)

Represents (i) 6,061 shares of Common Stock held by Mr. Martin Dunn, (ii) 433 shares of Common Stock held in brokerage account by Mr. Dunn, (iii) 54,200 shares of Common Stock issuable upon exercise of a Common Stock warrant held by Mr. Dunn, exercisable at an exercise price of $5.41 per share, (iv) 56,701 shares of Common Stock issuable upon conversion of a convertible promissory note held by Mr. Dunn, convertible at a conversion price of $5.535 per share, and (v) 109,968 shares of Common Stock issuable upon exercise of a Common Stock Warrant held by Mr. Dunn, exercisable at an exercise price of $2.70 per share. The warrants and the convertible promissory note provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively. The address for Mr. Dunn is 589 Sackett Street, Brooklyn, NY 11217.

(7)

Represents (i) 43,000 shares of Common Stock held by Jon D and Linda W Gruber Trust (“Gruber Trust”), (ii) 54,200 shares of Common Stock issuable upon exercise of a Common Stock warrant held by Gruber Trust, exercisable at an exercise price of $5.41 per share, and (iii) 22,724 shares of Common Stock issuable upon exercise of a Common Stock Warrant held by Gruber Trust, exercisable at an exercise price of $2.70 per share. The warrants provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively. The securities are directly held by Gruber Trust and may be deemed to be beneficially owned by Jon D Gruber, as Trustee. The address of the Gruber Trust is 300 Tamal Plaza, Ste. 215, Corte Madera, CA 94925.

(8)

Represents (i) 78,621 shares of Common Stock held by WBW Trust Number One (“WBW Trust”), (ii) 54,200 shares of Common Stock issuable upon exercise of a Common Stock Warrant held by WBW Trust, exercisable at an exercise price of $5.41 per share, (iii) 56,701 shares of Common Stock issuable upon conversion of a convertible promissory note held by WBW Trust, convertible at a conversion price of $5.535 per share, and (iv) 109,968 shares of Common Stock issuable upon exercise of a Common Stock Warrant held by WBW Trust, exercisable at an exercise price of $2.70 per share. The warrants and the convertible promissory note provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively. William T. Weyerhaeuser is the trustee of the WBW Trust and holds sole voting and dispositive power over the shares held by the trust. The address for Mr. Weyerhaeuser is 1145 Broadway, Suite 1500, Tacoma, WA 98402.

(9)

Represents (i) 15,356 shares of Common Stock issuable upon exercise of a Common Stock warrant held by EJM 2012 Trust (“EJM Trust”), exercisable at an exercise price of $5.41 per share, (ii) 16,065 shares of Common Stock issuable upon conversion of a convertible promissory note held by EJM Trust, convertible at a conversion price of $5.535 per share, and (iii) 31,157 shares of Common Stock issuable upon exercise of a Common Stock Warrant held by EJM Trust, exercisable at an exercise price of $2.70 per share. Ms. Monica Winsor, Mr. Mailman’s spouse, is the sole trustee of EJM Trust and has voting and investment power over the shares held by EJM Trust. The address of Mr. Mailman and Ms. Winsor are c/o Citrin Cooperman, 50 Rockefeller Plaza, 4th Floor, New York, NY 10020.

(10)

Represents (i) 2,058 shares of Common Stock held by Mr. Joshua Mailman, (ii) 15,356 shares of Common Stock issuable upon exercise of a Common Stock warrant held by Mr. Mailman, exercisable at an exercise price of $5.41 per share, (iii) 16,065 shares of Common Stock issuable upon conversion of a convertible promissory note held by Mr. Mailman, convertible at a conversion price of $5.535 per share, and (iv) 31,157 shares of Common Stock issuable upon exercise of a Common Stock Warrant held by Mr. Mailman, exercisable at an exercise price of $2.70 per share. The address for Mr. Mailman is c/o Citron Cooperman, 50 Rockefeller Plaza, New York, NY 10020.

(11)

Represents (i) 1,191 shares of Common Stock held by Joshua Mailman Foundation (“Joshua Foundation”), (ii) 15,356 shares of Common Stock issuable upon exercise of a Common Stock Warrant held by Joshua Foundation, exercisable at an exercise price of $5.41 per share, (iii) 16,065 shares of Common Stock issuable upon conversion of a convertible promissory note held by Joshua Foundation, convertible at a conversion price of $5.535 per share, and (iv) 31,157 shares of Common Stock issuable upon exercise of a Common Stock Warrant held by Joshua Foundation, exercisable at an exercise price of $2.70 per share. Joshua Mailman has voting and dispositive power over shares held by Joshua Foundation. The address of Joshua Foundation is c/o Citron Cooperman, 50 Rockefeller Plaza, 4th Floor, New York, NY 10020.

(12)

Represents (i) 13,550 shares of Common Stock issuable upon exercise of a Common Stock Warrant held by Roy and Ruth Rogers Unitrust (“Rogers Unitrust”), exercisable at an exercise price of $5.41 per share, (ii) 14,175 shares of Common Stock issuable upon conversion of a convertible promissory note held by the Rogers Unitrust, convertible at a conversion price of $5.535 per share, and (iii) 27,491 shares of Common Stock issuable upon exercise of a Common Stock Warrant held by the Rogers Unitrust, exercisable at an exercise price of $2.70 per share. Roy L. Rogers is the trustee of the Rogers Unitrust and holds sole voting and dispositive power over the shares held by the trust. The address for Mr. Rogers is 27927 Briones Way, Los Altos Hills, CA 94022.

(13)

Represents (i) 27,100 shares of Common Stock issuable upon exercise of a Common Stock warrant held by Roy L Rogers 2020 Dynasty Trust (“Rogers 2020 Dynasty Trust”), exercisable at an exercise price of $5.41 per share, (ii) 28,350 shares of Common Stock issuable upon conversion of a convertible promissory note held by the Rogers 2020 Dynasty Trust, convertible at a conversion price of $5.535 per share, and (iii) 54,984 shares of Common Stock issuable upon exercise of a Common Stock Warrant held by the Rogers 2020 Dynasty Trust, exercisable at an exercise price of $2.70 per share. Roy L. Rogers is the trustee of the Rogers 2020 Dynasty Trust and holds sole voting and dispositive power over the shares held by the trust. The address for Mr. Rogers is 27927 Briones Way, Los Altos Hills, CA 94022.

(14)

Represents (i) 31,616 shares of Common Stock issuable upon exercise of a Common Stock warrant held by Roy L Rogers Survivor’s Trust (“Rogers Survivor’s Trust”), exercisable at an exercise price of $5.41 per share, (ii) 33,075 shares of Common Stock issuable upon conversion of a convertible promissory note held by the Rogers Survivor’s Trust, convertible at a conversion price of $5.535 per share, and (iii) 64,148 shares of Common Stock issuable upon exercise of a Common Stock Warrant held by the Rogers Survivor’s Trust, exercisable at an exercise price of $2.70 per share. Roy L. Rogers is the trustee of the Rogers Survivor’s Trust and holds sole voting and dispositive power over the shares held by the trust. The address for Mr. Rogers is 27927 Briones Way, Los Altos Hills, CA 94022.

(15)

Represents (i) 481 shares of Common Stock held by Ms. Conte, (ii) 2,058 shares of Common Stock issuable to Ms. Conte under stock options that are exercisable or will become exercisable in the 60 days subsequent to October 31, 2025, with the weighted average exercise price of the 2,058 stock options being $1,536.00, (iii) 9,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Conte, exercisable at an exercise price of $5.43 per share, (iv) 9,416 shares of Common Stock issuable upon conversion of a convertible promissory note held by Ms. Conte, convertible at a conversion price of $5.555 per share, and (v) 18,262 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Conte, exercisable at an exercise price of $2.70 per share. The warrants and the convertible promissory note provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(16)

Represents (i) 202 shares of Common Stock held by Dr. Chaturvedi, (ii) 612 shares of Common Stock issuable to Dr. Chaturvedi under stock options that are exercisable or will become exercisable in the 60 days subsequent to October 31, 2025, with the weighted average exercise price of the 612 stock options being $32.25, (iii) 3,600 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. Chaturvedi, exercisable at an exercise price of $5.43 per share, (iv) 3,766 shares of Common Stock issuable upon conversion of a convertible promissory note held by Dr. Chaturvedi, convertible at a conversion price of $5.555 per share, and (v) 7,304 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. Chaturvedi, exercisable at an exercise price of $2.70 per share.

The warrants and the convertible promissory note provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.
(17)

Represents (i) 172 shares of Common Stock held by Dr. King, (ii) 612 shares of Common Stock issuable to Dr. King under stock options that are exercisable or will become exercisable in the 60 days subsequent to October 31, 2025, with the weighted average exercise price of the 612 stock options being $32.25, (iii) 3,600 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. King, exercisable at an exercise price of $5.43 per share, (iv) 3,766 shares of Common Stock issuable upon conversion of a convertible promissory note held by Dr. King, convertible at a conversion price of $5.555 per share, and (v) 7,304 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Dr. King, exercisable at an exercise price of $2.70 per share. The warrants and the convertible promissory note provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(18)

Represents (i) 197 shares of Common Stock held by Mr. Wolin, (ii) 612 shares of Common Stock issuable to Mr. Wolin under stock options that are exercisable or will become exercisable in the 60 days subsequent to October 31, 2025, with the weighted average exercise price of the 612 stock options being $32.25, (iii) 9,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Wolin, exercisable at an exercise price of $5.43 per share, (iv) 9,416 shares of Common Stock issuable upon conversion of a convertible promissory note held by Mr. Wolin, convertible at a conversion price of $5.555 per share, and (v) 18,262 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Wolin, exercisable at an exercise price of $2.70 per share. The warrants and the convertible promissory note provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(19)

Represents (i) 151 shares of Common Stock held by Ms. Lizak, (ii) 532 shares of Common Stock issuable to Ms. Lizak under stock options that are exercisable or will become exercisable in the 60 days subsequent to October 31, 2025, with the weighted average exercise price of the 532 stock options being $32.25, and (iii) 5,400 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Ms. Lizak, exercisable at an exercise price of $5.43 per share.

(20)

Represents (i) 51 shares of Common Stock held by Mr. Bochnowski, (ii) 928 shares of Common Stock issuable to Mr. Bochnowski under stock options that are exercisable or will become exercisable in the 60 days subsequent to October 31, 2025, with the weighted average exercise price of the 928 stock options being $32.25, (iii) 27,002 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Bochnowski Family Trust (“Bochnowski Family Trust”), where Mr. Bochnowski is a co-trustee and beneficiary of such trust and shares voting and investment control over such shares with his spouse, exercisable at an exercise price of $5.43 per share, (iv) 28,248 shares of Common Stock issuable upon conversion of a convertible promissory note held by Bochnowski Family Trust, convertible at a conversion price of $5.555 per share, and (v) 54,786 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Bochnowski Family Trust, exercisable at an exercise price of $2.70 per share. The warrants and the convertible promissory note provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(21)

Represents (i) 45 shares of Common Stock held by Mr. Siegel, (ii) 1,060 shares of Common Stock issuable to Mr. Siegel under stock options that are exercisable or will become exercisable in the 60 days subsequent to October 31, 2025, with the weighted average exercise price of the 1,060 stock options being $32.25, (iii) 9,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by JBS Healthcare Ventures LLC (“JBS”) where Mr. Siegel is the sole member, exercisable at an exercise price of $5.43 per share, (iv) 9,416 shares of Common Stock issuable upon conversion of a convertible promissory note held by JBS, convertible at a conversion price of $5.555 per share, and (v) 18,262 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by JBS, exercisable at an exercise price of $2.70 per share. The warrants and the convertible promissory note provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.
(22)

Represents (i) 45 shares of Common Stock held by Mr. Micek, (ii) 1,060 shares of Common Stock issuable to Mr. Micek under stock options that are exercisable or will become exercisable in the 60 days subsequent to October 31, 2025, with the weighted average exercise price of the 1,060 stock options being $32.25, (iii) 9,000 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Micek, exercisable at an exercise price of $5.43 per share, (iv) 9,416 shares of Common Stock issuable upon conversion of a convertible promissory note held by Mr. Micek, convertible at a conversion price of $5.555 per share, and (v) 18,262 shares of Common Stock issuable upon exercise of a common stock purchase warrant held by Mr. Micek, exercisable at an exercise price of $2.70 per share. The warrants and the convertible promissory note provide for limitations on conversion and exercise, respectively, such that the holder along with its affiliates may not beneficially own more than 4.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such conversion and exercise, respectively.

(23)

Represents (i) 46 shares of Common Stock held by Dr. Jayasuriya, and (ii) 840 shares of Common Stock issuable to Dr. Jayasuriya under stock options that are exercisable or will become exercisable in the 60 days subsequent to October 31, 2025, with the weighted average exercise price of the 1,060 stock options being $32.25.

(24)	See footnotes (15 - 23).

PROPOSAL 1 - APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON EXCHANGE AND/OR REDEMPTION OF SERIES N PREFERRED STOCK

At the Special Meeting, stockholders will be asked to approve, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance of shares of Common Stock issuable upon the exchange and/or redemption, from time to time, of the shares of Series N Preferred Stock previously issued by the Company to certain accredited investors. All per share dollar figures included in this Proposal 1 are subject to adjustment for stock splits, stock dividends, reclassifications and other similar recapitalization transactions.

Background and Overview

As previously announced, on September 9, 2025, the Company entered into securities purchase agreements (each a “Series N Purchase Agreement” and collectively, the “Series N Purchase Agreements”) with certain investors named therein (collectively, the “Series N Purchasers”), pursuant to which the Company agreed to issue and sell to the Series N Purchasers in a private placement an aggregate of 950.8 shares of Series N Preferred Stock, for an aggregate purchase price of approximately $2.38 million (the “Series N Private Placement”). The Series N Private Placement closed on September 10, 2025.

Pursuant to the terms of the Certificate of Designation of Series N Preferred Stock, we have the right to exchange, at any time after the stockholder approval as required by the applicable Nasdaq Stock Market Rules (the “Stockholder Approval”) is obtained and from time to time, at our sole discretion, part or all of the then outstanding shares of Series N Preferred Stock held by any holder for shares of Common Stock (the “Mandatory Exchange Shares”) at the exchange ratio equal to the $2,500 Stated Value per share of Series N Preferred Stock divided by the Exchange Price of $1.20 per share of Series N Preferred Stock (the “Exchange Ratio”) (the “Mandatory Exchange”). Notwithstanding the foregoing, we will not have the right to consummate a Mandatory Exchange if: (a) the stockholder approval is not obtained, (b) the issuance of such Mandatory Exchange Shares would cause such holder, together with its affiliates, to beneficially own in excess of the Maximum Percentage (as defined below) immediately after giving effect to the issuance of the Mandatory Exchange Shares; or (c) any of the Mandatory Exchange Conditions (as defined in the Certificate of Designation of Series N Preferred Stock) has not been satisfied as of the applicable Exchange Date.

In addition, at any time and from time to time after the date the Stockholder Approval is obtained, we and any holder of Series N Preferred Stock may mutually agree to exchange part or all of the then outstanding shares of Series N Preferred Stock held by such holder for shares of Common Stock (the “Mutual Exchange Shares,” and together with the Mandatory Exchange Shares, collectively the “Exchange Shares”) pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”) at a price per share equal to the Minimum Price (as defined below) of the Common Stock as of the date of the agreement for such exchange.

Furthermore, if an Event of Default under the Certificate of Designation of Series N Preferred Stock has occurred, the Required Holders (as defined in the Certificate of Designation of Series N Preferred Stock) may, among other things, force us to redeem all of the issued and outstanding shares of Series N Preferred Stock then held by the holders for a price equal to (1) the Stated Value of all such shares of Series N Preferred Stock, with such Stated Value to be paid in such number of shares of Common Stock equal to the quotient obtained by dividing the Stated Value by the Exchange Price; plus (2) any and all other amounts (the “Other Amounts”) due and payable to the holders pursuant to the Certificate of Designation of Series N Preferred Stock, with such Other Amounts to be paid in such number of shares of Common Stock equal to the quotient obtained by dividing the Other Amounts by the Exchange Price (with the shares of Common Stock issuable pursuant to aforementioned sub-sections (1) and (2), collectively, the “Forced Redemption Shares”). Notwithstanding the foregoing, holder will not have the right to force the Company to redeem any shares of Series N Preferred Stock and issue any Forced Redemption Shares if: (a) the Stockholder Approval is not obtained; or (b) the issuance of such Forced Redemption Shares would cause such holder, together with its affiliates, to beneficially own in excess of the Maximum Percentage immediately after giving effect to the issuance of the Forced Redemption Shares.

As defined in the Certificate of Designation of Series N Preferred Stock, the “Maximum Percentage” means 19.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance). For purposes of calculating the Maximum Percentage, beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The foregoing descriptions of the Series N Preferred Stock and Series N Purchase Agreements are not complete and are qualified in their entirety by reference to the Certificate of Designation of Series N Preferred Stock and Series N Purchase Agreements, respectively, which are filed as exhibits to our Current Report on Form 8-K filed with the SEC on September 11, 2025.

Stockholder Approval Requirements

Pursuant to Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance, and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Rule 5635(d).

As of October 31, 2025, we had 3,735,835 shares of Common Stock outstanding. Therefore, the issuance of 1,980,827 Exchange Shares (assuming full exchange of the Series N Preferred Stock as of October 31, 2025) or 1,980,833 Forced Redemption Shares (assuming full redemption of the Series N Preferred Stock as of October 31, 2025) would have constituted approximately 53.02% of the shares of our Common Stock outstanding prior to such issuance. As such, pursuant to the Certificate of Designation of Series N Preferred Stock and Rule 5635(d), we are obligated to seek and are therefore seeking stockholder approval for the issuance to the Series N Purchasers of shares of Common Stock, from time to time upon exchange or redemption of the Series N Preferred Stock pursuant to the terms of the Certificate of Designation of Series N Preferred Stock. If this proposal is approved, we will not solicit further authorization from our stockholders prior to any exchange or redemption of the Series N Preferred Stock pursuant to the terms thereof.

Impact of Stockholder Approval

If stockholders do not approve this proposal, no shares of our Common Stock may be issued in exchange for or in redemption for the shares of Series N Preferred Stock, unless and until stockholder approval of this proposal is obtained.

Dilution and Potential Adverse Impact of this Proposal

The exchange and/or redemption of all or part of the shares of Series N Preferred Stock for shares of Common Stock will have a dilutive effect on our current stockholders in that the percentage ownership of the Company held by our current stockholders would decline as a result of the issuance of additional shares of our Common Stock upon exchange and/or redemption of the shares of Series N Preferred Stock. As a result, our current stockholders would own a smaller proportionate interest in the Company and therefore have less ability to influence corporate decisions requiring stockholder approval. The issuance of shares of our Common Stock upon exchange and/or redemption of the shares of Series N Preferred Stock could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.

While the Exchange Price applicable to any Mandatory Exchange and/or redemption of Series N Preferred Stock is fixed pursuant to the terms of the Certificate of Designation, in the event of a Mutual Exchange, the applicable exchange price will be equal to the Minimum Price of the Common Stock as of the date of the agreement for such exchange. As such, the exact magnitude of the dilutive effect of any future Mutual Exchange cannot be conclusively determined but may be material to our current stockholders. By way of example, based on the Exchange Price of $1.20 per share, and assuming that all of the 950.8 shares of Series N Preferred Stock outstanding as of October 31, 2025 are exchanged, up to a maximum of 1,980,827 shares of our Common Stock would be issuable upon exchange of the Series N Preferred Stock. Based on the shares of our Common Stock outstanding as of October 31, 2025, the shares of Common Stock issued upon exchange of the Series N Preferred Stock in full would represent approximately 34.65% of our outstanding Common Stock (after giving effect to such exchange). The exchange price in connection with future Mutual Exchanges could be materially lower than the Exchange Price, which could have a significant dilutive effect on our current stockholders.

For illustration purposes only, below is a table showing the number of shares of Common Stock that may potentially be issued upon exchange of the shares of Series N Preferred Stock based on the Exchange Price as set forth in the Certificate of Designation of Series N Preferred Stock and two hypothetical exchange prices, assuming that all 950.8 outstanding shares of Series N Preferred Stock are exchanged for shares of Common Stock. The number of shares of Common Stock issuable will correspondingly increase or decrease depending on the actual exchange price for the Series N Preferred Stock.

	Scenario A (Hypothetical; for Mutual Exchange)	Scenario B (for Mandatory Exchange & Redemption)	Scenario C (Hypothetical; for Mutual Exchange)
Exchange Price	$0.50	$1.20	$2.50
Series N Exchange Ratio	5,000.00	2,083.33	1,000.00
Aggregate Outstanding Shares of Series L Preferred Stock	950.8	950.8	950.8
Total Number of Shares of Common Stock Issued Upon Full Exchange of Series N Preferred Stock	4,754,000	1,980,827	950,800

Required Vote of Stockholders

To approve the issuance of shares of Common Stock upon the exchange and/or redemption of all or part of the shares of Series N Preferred Stock from time to time at the Company’s sole discretion (this Proposal 1), the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by holders of shares of Common Stock, Series L Preferred Stock and Series M Preferred Stock present in person or represented by proxy at the Special Meeting, voting together as a single class and entitled to vote thereon is required, provided a quorum is present. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under our Bylaws and COI that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting. Pursuant to Nasdaq Rules, the shares of Series N Preferred Stock will not be eligible to vote for Proposal 1 (either on an as-converted into Common Stock basis or otherwise).

The Board unanimously recommends that the stockholders vote “FOR” Proposal 1 to authorize the issue, pursuant to Nasdaq Listing Rule 5635(d), shares of Common Stock upon exchange and/or redemption of the shares of Series N Preferred Stock previously issued pursuant to the terms of the Certificate of Designation of Series N Preferred Stock.

PROPOSAL 2 - APPROVAL OF THE ISSUANCE OF THE NEW PIPE SHARES AND THE PRE-FUNDED PIPE WARRANT (TOGETHER WITH THE NEW PIPE SHARES AND SHARES OF COMMON STOCK UNDERLYING THE PRE-FUNDED PIPE WARRANT, THE “NEW PIPE SECURITIES”) ISSUED BY THE COMPANY PURSUANT TO THE NEW PIPE AGREEMENT

At the Special Meeting, stockholders will be asked to approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock (the “New PIPE Shares”) and a pre-funded warrant to purchase shares of Common Stock (the “Pre-Funded PIPE Warrant” and, together with the New PIPE Shares and shares of Common Stock underlying the Pre-Funded PIPE Warrant, the “PIPE Securities”) issued by the Company pursuant to the New PIPE Purchase Agreement (as defined hereunder). All per share dollar figures included in this Proposal 2 are subject to adjustment for stock splits, stock dividends, reclassifications and other similar recapitalization transactions.

Background and Overview

As previously announced, on September 28, 2025, the Company entered into a securities purchase agreement (the “New PIPE Purchase Agreement”) with an accredited investor (the “New PIPE Purchaser”), pursuant to which the Company agreed to issue and sell to the New PIPE Purchaser in a private placement (the “New Private Placement”) (i) 161,583 shares of Common Stock (the “New PIPE Shares”) and (ii) a pre-funded warrant (the “Pre-Funded PIPE Warrant”) to purchase up to 479,442 shares of Common Stock (the “PFW Shares”). The New Private Placement closed on September 29, 2025.

The purchase price of the New PIPE Shares is $1.56 per share and the purchase price for the PFW Shares is $1.56 per share minus $0.0001. The Pre-Funded PIPE Warrant is exercisable, in whole or in part, at any time after the closing of the New Private Placement.

The Pre-Funded PIPE Warrant contains limitations on the exercise such that the holder along with its affiliates may not beneficially own shares of the Company’s Common Stock in excess of the Beneficial Ownership Limitation, which equals 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of the Pre-Funded PIPE Warrant. Subject to the terms of the Pre-Funded PIPE Warrant, the Beneficial Ownership Limitation may be increased up to 19.99% of the shares of the Company’s Common Stock outstanding immediately after giving effect to such exercise.

Stockholder Approval Requirements

Nasdaq Listing Rule 5635(d)

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) “20% Issuance” means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

On October 31, 2025, there were 3,735,835 shares of our Common Stock issued and outstanding. Accordingly, assuming the full exercise of the Pre-Funded PIPE Warrant as of such date, the issuance of the PFW Shares along with the New PIPE Shares could result in the issuance of shares of Common Stock to the New PIPE Purchaser that represents approximately 17.15% of our Common Stock outstanding prior to such exercise.

While the New PIPE Shares and the PFW Shares constituted less than 20% of our outstanding shares of Common Stock, such shares could be subject to aggregation pursuant to Nasdaq Listing Rule 5635(d) with any other issuances of the Company’s outstanding shares of Common Stock in related and/or unrelated transactions at a price per share that is less than the Minimum Price occurring within six months of the Company’s entry into the New PIPE Purchase Agreement. In such an event, our issuance of additional shares of Common Stock would be subject to stockholder approval under Nasdaq Listing Rule 5635(d) (including rules related to the aggregation of offerings thereunder) to the extent that the New PIPE Shares and the PFW Shares together with the shares issued in such subsequent offerings exceeded 19.99%. Therefore, we are seeking stockholder approval, for purposes of Nasdaq Listing Rule 5635(d), for the issuance of the New PIPE Shares and the Pre-Funded PIPE Warrant (together with the New PIPE Shares and shares of Common Stock underlying the Pre-Funded PIPE Warrant, the “New PIPE Securities”).

Impact of Stockholder Approval

If stockholders approve this proposal, in the event that we consummate one or more transactions that are not public offerings at a price less than the Minimum Price (the “Future Private Placements”) within six months of the New Private Placement, the issuance of the New PIPE Shares and the PFW Shares in the New Private Placement would not be aggregated with the issuances in such Future Private Placements to determine whether the threshold of the 20% Issuance under Rule 5635(d) is met.

If stockholders do not approve this proposal, in the event that we consummate one or more Future Private Placements within six months of the New Private Placement, it may be deemed that the issuance of the New PIPE Shares and the PFW Shares in the New Private Placement should be aggregated with the issuances in the Future Private Placements to determine whether the threshold of the 20% Issuance under Rule 5635(d) is met.

Required Vote of Stockholders

To approve the issuance of the New PIPE Shares and the Pre-Funded PIPE Warrant (together with the New PIPE Shares and shares of Common Stock underlying the Pre-Funded PIPE Warrant, the “New PIPE Securities”) (this Proposal 2), the affirmative vote of the holders of a majority in voting power of the votes cast at the Special Meeting by the holders entitled to vote thereon, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws that the holders of 1/3 in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or represented by proxy to constitute a quorum at the Special Meeting.

The board of directors unanimously recommends that the stockholders vote “FOR” Proposal 2 to approve the issuance of the New PIPE Shares and the Pre-Funded PIPE Warrant (together with the New PIPE Shares and shares of Common Stock underlying the Pre-Funded PIPE Warrant, the “New PIPE Securities”) issued in the New Private Placement in accordance with the stockholder approval requirements of Nasdaq Listing Rule 5635(d).

PROPOSAL 3 - APPROVAL TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES

Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, by approval of either the chairperson of the Special Meeting or the holders of a majority in voting power of the outstanding shares of our Common Stock, Series L Preferred Stock, Series M Preferred Stock and Series N Preferred Stock (each such preferred stock on an as converted to Common Stock basis but subject to the 9.99% Voting Cap or 19.99% Voting Cap, as applicable), present in person or represented by proxy and entitled to vote at the Special Meeting, whether or not a quorum exists. We are soliciting proxies to approve one or more adjournments of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1 and 2. The chairperson will have the discretion to decide whether or not to submit this Proposal 3 to the stockholders.

Required Vote of Stockholders

To approve the adjournment of the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposals 1 and 2, the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes) by shares of Common Stock, Series L Preferred Stock, Series M Preferred Stock and Series N Preferred Stock (each such preferred stock on an as converted to Common Stock basis but subject to the 9.99% Voting Cap or 19.99% Voting Cap, as applicable) entitled to vote thereon, provided a quorum is present, is required. Although failure to submit a proxy or vote in person at the Special Meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the Special Meeting will make it more difficult to meet the requirement under the Bylaws and the COI that the holders of one third (1/3) in voting power of our capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or by proxy to constitute a quorum at the Special Meeting.

The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal 3 to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of Proposals 1 and 2.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

In accordance with SEC Rule 14a-8, in order for stockholder proposals intended to be presented at the 2026 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement for such meeting, they must be received by us at our executive offices in San Francisco, California, before March 27, 2026. The board of directors has not determined the date of the 2026 Annual Meeting of the Company’s Stockholders, but does not currently anticipate that the date will be changed by more than 30 calendar days from the date of the 2026 Annual Meeting of Stockholders.

Stockholder proposals (including recommendations of nominees for election to the board of directors) intended to be presented at the 2026 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, must be received in writing at our principal executive office no earlier than May 21, 2026 and no later than June 20, 2026, in accordance with our bylaws. If the date of the 2026 Annual Meeting of Stockholders is scheduled for a date more than 30 days before or more than 60 days after August 19, 2026, then such proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2026 Annual Meeting or the 10th day following the day on which public disclosure of the date of the 2026 Annual Meeting of Stockholders is first made, as set forth in our bylaws.

AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

Copies of our Annual Report (exclusive of exhibits and documents incorporated by reference) may be obtained for free by directing written requests to: Jaguar Health, Inc., Attention: Jonathan S. Wolin, 200 Pine Street, Suite 400, San Francisco, CA 94104 (415.371.8300 phone). Copies of exhibits and basic documents filed with the Annual Report or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report over the Internet at the SEC’s website, www.sec.gov, or at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.

LIST OF THE COMPANY’S STOCKHOLDERS

A list of our stockholders as of October 31, 2025, the Record Date, will be available for inspection at our corporate headquarters during normal business hours during the 10-day period prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Special Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1.

If your shares are registered in your own name, please contact our transfer agent by writing to them at Equiniti Trust Company, LLC, 55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660 (Attn: Jaguar Health, Inc. Representative), calling 1-800-937-5449, or emailing helpast@equiniti.com.

2.	If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

By Order of the Board of Directors.

Lisa A. Conte
Chief Executive Officer & President

San Francisco, California

November 10, 2025

C/O Proxy Tabulator PO Box 43131 Providence, RI 02940-3131 Please detach at perforation before mailing. JAGUAR HEALTH, INC.PROXY CARD PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 8, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF JAGUAR HEALTH, INC. Lisa Conte and Carol Lizak, or any of them, each with full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of JAGUAR HEALTH, INC. to be held at 200 Pine Street, Suite 400, San Francisco, CA 94104, on Monday, December 8, 2025, at 8:30 a.m., local time, or at any adjournment(s) or postponement(s) thereof. The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” Proposals 1, 2 and 3. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 JAG_34828_102125 PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

https://jaguarhealth.gcs-web.com/financial-information/annual-reports IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS VOTING “FOR” PROPOSALS 1, 2 AND 3. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals: Approving, for purposes of Nasdaq Listing Rule 5635(d) (“Rule 5635(d)”), the issuance of shares of Common Stock issuable upon exchange and/or redemption of shares of Series N Perpetual Preferred Stock, par value $0.0001 per share (the “Series N Preferred Stock”) issued to certain accredited investors. 2. Approving, for purposes of Nasdaq Rule 5635(d), the issuance of shares of Common Stock (the “New PIPE Shares”) and a pre-funded warrant to purchase shares of Common Stock (the “Pre-Funded PIPE Warrant” and, together with the New PIPE Shares and shares of Common Stock underlying the Pre-Funded PIPE Warrant, the “New PIPE Securities”) issued by the Company pursuant to that certain securities purchase agreement, dated September 28, 2025, between the Company and the purchaser named therein (the “New PIPE Purchase Agreement”). 3. Approving one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve proposals 1 and 2. B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the boxSignature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx JAG 34828 xxxxxxxx